Exhibit 10.1

SUBSCRIPTION AGREEMENT

              , 2013

Wave Systems Corp.
480 Pleasant Street
Lee, MA 01238

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.             This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Wave Systems Corp., a Delaware corporation (the “Company”), and the Investor.

2.             The Company has authorized the sale and issuance to certain investors of up to              shares of Class A Common Stock (the “Securities”), par value $0.01 per share (the “Common Stock”) for a purchase price of $       per share (the “Purchase Price”).

3.             The offering and sale of the Securities (the “Offering”) are being made pursuant to the Company’s registration statement including a base prospectus (the “U.S. Base Prospectus”) on Form S-3 (Registration No. 333-175046) filed with the United States Securities and Exchange Commission (the “Commission”) (which, together with all amendments or supplements thereto is referred to herein as the “Registration Statement”) and a Prospectus Supplement containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission (the “Prospectus Supplement”).

4.             The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor, for the aggregate purchase price set forth below, the number of shares of Common Stock set forth below (the “Investor Shares”).  The Investor Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

5.             The transaction for the purchase of the Investor Shares with Security Research Associates, Inc. (“SRA”) will settle by using the Deposit Withdrawal Agent Commission (“DWAC”) system of The Depository Trust Company (“DTC”) Settlement via “DWAC”: the Company shall instruct the Company’s transfer agent, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”) to deliver Investor Shares registered in the Investor’s name and address as set forth in Exhibit A (below) at the Closing. The investor will need to instruct their representative at their broker to receive the shares via DWAC.

6.             The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the

Company or any of its affiliates and (b) it has no direct or indirect affiliation or association with any member of the Financial Industry Regulatory Authority, Inc.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7.             The Investor acknowledges that, prior to or in connection with the execution and delivery of this Agreement, it has reviewed the final U.S. Base Prospectus, dated July 22, 2011, which is a part of the Company’s Registration Statement, and the Prospectus Supplement.  THIS AGREEMENT SHALL NOT CONSTITUTE A BINDING COMMITMENT ON THE PART OF THE COMPANY UNTIL (A) THE COMPANY HAS TIMELY RECEIVED AN EXECUTED COPY OF THE COMPLETED SUBSCRIPTION AGREEMENT FROM THE INVESTOR AND (B) THE COMPANY HAS DELIVERED TO THE INVESTOR AN EXECUTED COUNTERPART SIGNATURE PAGE HERETO.  THE INVESTOR ACKNOWLEDGES THAT, AT ANY TIME PRIOR TO THE DELIVERY OF ITS EXECUTED COUNTERPART SIGNATURE PAGE, THE COMPANY MAY ELECT TO NOT ENTER INTO THIS SUBSCRIPTION AGREEMENT FOR ANY REASON.

[Signature page follows]

SIGNATURE PAGE

Number of Investor Shares:

Purchase Price Per Investor Share:    $

Total Purchase Price:  $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 2013

INVESTOR

By:
Print Name:
Title:
Address:

Phone #:
Email:

Agreed and Accepted
, 2013:

WAVE SYSTEMS CORP.

By:
Name:
Title:

EXHIBIT A

Wave Systems Corp.

INVESTOR QUESTIONNAIRE

TO BE PROVIDED

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

All capitalized terms not otherwise defined in this Annex I shall have the meanings ascribed thereto in the Subscription Agreement to which this Annex I is attached.

1.             Authorization and Sale of the Investor Shares.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Investor Shares.

2.             Agreement to Sell and Purchase the Investor Shares; Placement Agents.

2.1.         At the Closing (as defined in Section 3.1 below), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Investor Shares set forth on the last page of the Subscription Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price set forth on the Signature Page.

2.2.         The Company proposes to enter into substantially the same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of some or all of the remaining Securities to them as part of the Offering (subject to Section 3.2(b) below).  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”.  The Company may complete sales of the remaining Securities in the Offering to certain of the Other Investors without requiring such Other Investors to enter into a Subscription Agreement; such sales shall nevertheless be on the same price terms as the price terms for all of the other sales in the Offering.

2.3.         The Investor acknowledges that the Company intends to pay SRA (the “Placement Agent”) a fee (the “Placement Fee”) in respect of the sale of the Securities to the Investor pursuant to a Placement Agency Agreement (the “Placement Agreement”) with the Placement Agent.  A copy of the Placement Agreement is available to the Investor upon request.

3.             Closings and Delivery of the Securities and Funds.

3.1.         Closing.  The completion of the purchase and sale of the Securities (the “Closing”) will occur on or before                             , 2013 (the “Closing Date”).  At the Closing and in accordance with Section 5 of the Subscription Agreement: (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Investor Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached to the Subscription Agreement as

Exhibit A, in the name of a nominee designated by the Investor; and (b) the aggregate purchase price for the Investor Shares being purchased by the Investor will be paid by or on behalf of the Investor to the Company in the manner set forth in Section 3.3 below.

3.2.         (a)           Conditions to the Company’s Obligations.  The Company’s obligation to issue the Investor Shares to the Investor will be subject to (a) the receipt by the Company of the aggregate purchase price for the Investor Shares being purchased hereunder as set forth on the Signature Page, (b) the accuracy of the representations and warranties made by the Investor in this Agreement, (c) the fulfillment of those undertakings of the Investor to be fulfilled on or prior to the Closing Date, (d) the Registration Statement remaining in effect and no stop order proceedings with respect thereto being pending or threatened, and (e) there being no objections raised by the staff of the NASDAQ Stock Market to the consummation of the sale without the approval of the Company’s stockholders.

(b)           Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Investor Shares will be subject to the fulfillment of those undertakings of the Company with respect to the Investor Shares and/or the Investor to be fulfilled on or prior to the Closing Date.  The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the remaining Securities that they have agreed to purchase from the Company.

3.3.         Delivery of Funds; Delivery of Investor Shares.

(a)           Subject to all of the provisions set forth in Section 5 of the Subscription Agreement settlement of the Investor Shares purchased by such Investor will be by means of the DWAC system of DTC.  The Investor shall (i) pay to the Company by wire transfer of immediately available funds to the account set forth on Annex II hereto the aggregate purchase price for the Investor Shares being purchased by the Investor hereunder and (ii) direct the broker-dealer at which the account or accounts to be credited with the Investor Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Investor Shares by means of an electronic book-entry delivery.  Promptly following the delivery to the Company of the purchase price for the Investor Shares as described herein, the Company shall direct its transfer agent to credit the Investor’s account or accounts with the Investor Shares pursuant to the information contained in the DWAC.

4.             Representations, Warranties and Covenants.

4.1.         Representations, Warranties and Covenants of the Investor.

(a)           The Investor represents and warrants to, and covenants with, the Company that: (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Investor

Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Investor Shares; (b) the Investor has answered all questions on the Signature Page for use in the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; and (c) the Investor, in connection with its decision to purchase the number of Investor Shares set forth on the Signature Page, is relying only upon the U.S. Base Prospectus, the Prospectus Supplement and the documents incorporated by reference therein.

(b)           The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Investor Shares, or possession or distribution of offering materials in connection with the issue of the Investor Shares, in any jurisdiction outside the United States where action for that purpose is required.  The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Investor Shares or has in its possession or distributes any offering material, in all cases at its own expense.  The Placement Agent is not authorized to make and has not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Investor Shares, except as set forth or incorporated by reference in the U.S. Base Prospectus or the Prospectus Supplement.

(c)           The Investor further represents and warrants to, and covenants with, the Company that: (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)           The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Investor Shares constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Investor Shares.

(e)           The Investor represents, warrants and agrees that, since the earliest to occur of (i) the date on which the Placement Agent first contacted the Investor about the Offering and (ii) the date that is the tenth (10th) trading day prior to the date of this Agreement, it has not directly or indirectly (a) engaged in any short selling, (b) established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934, as amended, or (c) granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a short sale, in each case with respect to the Company’s securities.

5.             Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Investor Shares being purchased and the payment therefor.

6.             Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)           if to the Company, to:

Wave Systems Corp.
480 Pleasant Street
Lee, MA 01238
Fax:(413)243-0391
Attn:  Gerard Feeney, CFO

with copies to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Fax:(212)728-9272
Attn:  Neil W. Townsend

David B. Cosgrove

(b)           if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.             Changes.  This Agreement shall not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.             Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.             Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.          Governing Law; Jurisdiction.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.  Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall only be instituted, heard and adjudicated (excluding appeals) only in a state or federal court located in New York, and each party hereto knowingly, voluntarily and intentionally waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the exclusive personal jurisdiction of any such court in any such action, suit or proceeding.  Service of process in connection with any such action, suit or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

11.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

12.          Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s sale of Investor Shares to such Investor.

13.          Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between such parties with respect to such subject matter.

14.          No Assignment.  This Agreement shall not be assigned by any party hereto without the express prior written consent of the other party.

********************

ANNEX II

COMPANY WIRE INSTRUCTIONS

In accordance with Section 3.3(c) of the Terms and Conditions for Purchase of Securities attached hereto as Annex I, remit by wire transfer the amount of funds equal to the aggregate purchase price for the shares being purchased by the Investor to the following account:

Wire info for:

Wave Systems Corp.

480 Pleasant Street

Lee, MA 01238

Account: Wave Systems Corp.

HSBC Bank

452 Fifth Avenue

New York, NY 10018

Bank ABA/Routing #

US Govt MM Fund:

Contact: Tej Nardeo / Phone:                           / Fax:

International Transactions: Use Swift #